Exhibit (a)(1)(B)
Letter of Transmittal to Tender Shares of Common Stock

of

SOUNDTHINKING, INC.
at
$8.00 per share, net to the stockholder in cash, without interest, plus one non-transferable contingent value right per share, which represents the contractual right to receive a contingent cash payment of up to $3.00 per contingent value right, net to the stockholder in cash, without interest and less any applicable tax withholding, upon the achievement of certain specified milestones,
Pursuant to the Offer to Purchase dated October 20, 2026

by

Transom Signal MergerSub, Inc., a wholly owned subsidiary of Transom Signal AcquireCo, LLC
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE MINUTE AFTER 11:59 P.M., NEW YORK CITY TIME, ON NOVEMBER 17, 2026, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”) OR EARLIER TERMINATED.
Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

If delivering by express mail, courier, or other expedited service: Equiniti Trust Company, LLC 1110 Centre Pointe Curve Suite # 101 Mendota Heights, MN 55120 Attn: Onbase - Reorganization Department	By mail: Equiniti Trust Company, LLC Operations Center Attn: Onbase - Reorganization Department 1110 Centre Pointe Curve Suite # 101 Mendota Heights, MN 55120

Pursuant to the offer of Transom Signal MergerSub, Inc. (“Merger Sub”) to purchase all outstanding Shares of SoundThinking, the undersigned encloses herewith and surrenders the following certificate(s) representing Shares of SoundThinking:

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Holder(s) of Record (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Tendered (attach additional list if necessary)
	Certificated Shares*		Book-Entry Shares
	Certificate Number(s) and/or Indicate Book-Entry*	Total Number of Shares Represented by Certificate(s) being Tendered*	Total Number of Book Entry Shares being Tendered

Total Shares
*All shares of common stock represented by certificates described above will be deemed to have been tendered hereby. See Instruction 4.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE DEPOSITARY WILL NOT CONSTITUTE VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH A SIGNATURE GUARANTEE, IF REQUIRED, AND COMPLETE THE IRS FORM W-9 SET FORTH BELOW, IF REQUIRED. PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, D.F. KING & CO., INC., AT (800) 949-2583 OR AT THE ADDRESS SET FORTH ON THE BACK PAGE OF THIS LETTER OF TRANSMITTAL.
IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER MATERIALS RELATED TO THE OFFER, YOU SHOULD CONTACT THE INFORMATION AGENT, D.F. KING & CO., INC., AT (800) 949-2583.
THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF) THE HOLDERS OF SHARES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION. IN THOSE JURISDICTIONS WHERE APPLICABLE LAWS OR REGULATIONS REQUIRE THE OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE OFFER SHALL BE DEEMED TO BE MADE ON BEHALF OF MERGER SUB (AS DEFINED BELOW) BY ONE OR MORE REGISTERED BROKERS OR DEALERS LICENSED UNDER THE LAWS OF SUCH JURISDICTION TO BE DESIGNATED BY MERGER SUB.
You have received this Letter of Transmittal in connection with the offer of Transom Signal MergerSub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Transom Signal AcquireCo, LLC, a Delaware limited liability company (“Parent”), to purchase any and all of the issued and outstanding shares of common stock, par value $0.005 per share (collectively, the “Shares”), of SoundThinking, Inc., a Delaware corporation (“SoundThinking”), at a purchase price of (i) $8.00 per Share, net to the stockholder in cash, without interest (the “Closing Amount”), plus (ii) one non-transferable contingent value right per Share (each, a “CVR” and, together with the Closing Amount, the “Offer Price”), which represents the contractual right to receive a contingent cash payment of up to $3.00 per CVR, net to the stockholder in cash, without interest and less any applicable tax withholding, upon the achievement of certain specified milestones in accordance with the terms and subject to the conditions of a contingent value rights agreement (“CVR Agreement”) to be entered into by and among Parent, SoundThinking and a rights agent selected by Parent and reasonably acceptable to SoundThinking, as described in the Offer to Purchase, dated October 20, 2026 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).
The Offer expires on the Expiration Date. The term “Expiration Date” means one minute after 11:59 p.m., New York City time, on November 17, 2026, unless the expiration of the Offer is extended to a subsequent time and date in accordance with the terms of the Agreement and Plan of Merger, dated September 28, 2026 (as it may be amended or otherwise modified from time to time, the “Merger Agreement”), by and among SoundThinking, Parent and Merger Sub, in which case the term “Expiration Date” means such subsequent time on such subsequent date.
You should use this Letter of Transmittal if you are tendering Shares represented by stock certificates or held in book-entry form on the books of SoundThinking’s stock transfer agent, Computershare Trust Company, N.A. (in such capacity, the “Transfer Agent”), or if the Shares are being tendered pursuant to the procedures for book-entry transfer as set forth in Section 3 of the Offer to Purchase or through The Depository Trust Company’s (“DTC”) Automated Tender Offer Program (“ATOP”) unless, in the case of Shares held or transferred in book-entry form or through ATOP, an Agent’s Message (as defined below) is being delivered to Equiniti Trust Company, LLC, the depositary and paying agent for the Offer (in such capacity, the “Depositary”) in lieu of this Letter of Transmittal. Delivery of documents to DTC will not constitute delivery to the Depositary.

If any certificate representing any Shares you are tendering with this Letter of Transmittal has been lost, stolen or destroyed, you should contact the Transfer Agent by phone at (303) 262-0702 regarding the requirements for replacement. You may be required to post a bond to secure against the risk that such certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 10.
IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC, PLEASE COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering
Institution:
DTC Participant
Number:
Transaction Code
Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:
The undersigned hereby tenders to Transom Signal MergerSub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Transom Signal AcquireCo, LLC, a Delaware limited liability company (“Parent”), the above-described shares of common stock, par value $0.005 per share (the “Shares”), of SoundThinking, Inc., a Delaware corporation (“SoundThinking”), at a purchase price of (i) $8.00 per Share, net to the stockholder in cash, without interest (the “Closing Amount”), plus (ii) one non-transferable contingent value right per Share (each, a “CVR” and, together with the Closing Amount, the “Offer Price”), which represents the contractual right to receive a contingent cash payment of up to $3.00 per CVR, net to the stockholder in cash, without interest and less any applicable tax withholding, upon the achievement of certain specified milestones in accordance with the terms and subject to the conditions of a contingent value rights agreement (“CVR Agreement”) to be entered into by and among Parent, SoundThinking and a rights agent selected by Parent and reasonably acceptable to SoundThinking, on the terms and subject to the conditions set forth in the Offer to Purchase, dated October 20, 2026, receipt of which is hereby acknowledged (the “Offer to Purchase”), and this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, the “Offer”).
The Offer expires on the Expiration Date. The term “Expiration Date” means one minute after 11:59 p.m., New York City time, on November 17, 2026, unless the expiration of the Offer is extended to a subsequent time and date in accordance with the terms of the Merger Agreement, in which case the term “Expiration Date” means such subsequent time on such subsequent date.
The undersigned hereby acknowledges that Merger Sub reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its direct or indirect wholly owned subsidiaries of Parent, without the consent of SoundThinking, the right to purchase the Shares tendered herewith.
Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of the Shares validly tendered herewith, and not validly withdrawn, prior to the Expiration Date, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Merger Sub, all right, title and interest in and to all of the Shares being tendered hereby and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof (collectively, “Distributions”). In addition, subject to, and effective upon, acceptance for payment of the Shares validly tendered herewith and not validly withdrawn prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby irrevocably designates each of the designees of Merger Sub as the attorneys-in-fact and proxies of the undersigned with respect to such Shares and any and all Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares) to the full extent of such stockholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing such Shares (the “Share Certificates”) and any and all Distributions, or transfer of ownership of such Shares and any and all Distributions on the account books maintained by The Depository Trust Company (“DTC”), together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Merger Sub, (b) to present such Shares and any and all Distributions for transfer on the books of SoundThinking, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.
By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message), the undersigned hereby irrevocably appoints each of the designees of Merger Sub as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered hereby and not validly withdrawn that have been accepted for payment by Merger Sub and with respect to any and all Distributions. The designees of Merger Sub will, with respect to such Shares and Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of SoundThinking’s stockholders, by written consent in lieu of any such meeting or otherwise as they, in their sole discretion, deem proper with respect to all Shares and any and all Distributions. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares and any and all Distributions. Such appointment is effective when, and only to the extent that, Merger Sub accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer.

Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any and all associated Distributions (other than prior powers of attorney, proxies or consent given by the undersigned to Merger Sub or SoundThinking) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations (other than powers of attorney, proxies, consents or revocations given to Merger Sub or SoundThinking) may be given (and, if given, will not be deemed effective). Merger Sub reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Merger Sub’s acceptance for payment of such Shares, Merger Sub must be able to exercise full voting, consent and other rights with respect to such Shares and other related securities or rights, including voting at any meeting of stockholders of SoundThinking or executing a written consent concerning any matter.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all of the Shares tendered hereby and any and all Distributions and, when the same are accepted for payment by Merger Sub, Merger Sub will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the holder of record of the Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by Equiniti Trust Company, LLC, the depositary and paying agent for the Offer (the “Depositary”), or Merger Sub to be necessary or desirable to complete the sale, assignment and transfer of any and all of the Shares tendered hereby and any and all Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Merger Sub any and all Distributions in respect of any and all of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance and transfer or appropriate assurance thereof, Merger Sub shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire Offer Price or deduct from such Offer Price the amount or value thereof, as determined by Merger Sub in its sole discretion.
It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned (if any) are timely received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly and timely transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.
IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SHARES, THE SHARE CERTIFICATE(S) (IF ANY) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE ELECTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, SHARE CERTIFICATE(S) (IF ANY) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE SHARES OR SHARE CERTIFICATE(S) (IF ANY) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED IN THE OFFER TO PURCHASE)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO THE EXPIRATION DATE.
All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except upon the terms and subject to the conditions of the Offer, a tender pursuant to this Letter of Transmittal is irrevocable.
The undersigned understands that the acceptance for payment by Merger Sub of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Merger Sub upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances, upon the terms and subject to the conditions of the Offer, Merger Sub may not be required to accept for payment any of the Shares tendered hereby. Without limiting the foregoing, if the Offer Price is amended in accordance with the terms of the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the Offer Price in the name(s) of, and/or return any Share Certificates representing Shares not validly tendered or accepted for payment to, the holder(s) of record appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Offer Price and/or return any Share Certificates representing Shares not validly tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the holder(s) of record appearing under “Description of Shares Tendered.” The undersigned recognizes that Merger Sub has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Merger Sub does not accept for payment any of the Shares so tendered.
In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the Offer Price and/or issue any Share Certificates representing Shares not validly tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares validly tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Merger Sub has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the holder of record thereof if Merger Sub does not accept for payment any of the Shares so validly tendered.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 5 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 4, 5 and 7)

To be completed ONLY if the check for the Offer Price for Shares validly tendered and accepted for payment is to be issued in the name of someone other than the undersigned.
To be completed ONLY if Share Certificate(s) not validly tendered or not accepted for payment and/or the check for the Offer Price for Shares validly tendered and accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Issue: ☐ Check to:

Name:	Issue	☐ Check and/or
(Please Print)		☐ Share Certificates to:
Address:

(Include Zip Code)	Name:
(Please Print)
(Tax Identification or Social Security Number)	Address:

(Include Zip Code)

IMPORTANT—SIGN HERE
(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)
(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

(Signature(s) of Stockholder(s))

Dated:        , 2026
(Must be signed by holder(s) of record exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become holder(s) of record by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)
Name(s):
(Please Print)
Capacity (full title):
Address:

(Include Zip Code)
Area Code and Telephone Number:
Capacity (full title):
Tax Identification or Social Security No.:
GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 5)
Name of Firm:

(Include Zip Code)
Authorized Signature:
Name:

(Please Type or Print)
Area Code and Telephone Number:
Dated:       , 2026

Place medallion guarantee in space below:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1. Guarantee of Signatures for Shares. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the holder(s) of record (which term, for purposes of this Section 1, includes any participant in DTC’s systems whose name appears on a security position listing as the owner of the Shares) of the Shares tendered therewith, unless such holder or holders have completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal or (b) if the Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Security Transfer Agents Medallion Program or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Eligible Institution” and collectively, “Eligible Institutions”) (for example, the Securities Transfer Agents Medallion Program®, the New York Stock Exchange Inc. Medallion Signature ProgramSM and the Stock Exchanges Medallion Program®). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.
2. Delivery of Letter of Transmittal and Share Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed by stockholders that are tendering Shares represented by Share Certificates or held in book-entry form on the books of the Transfer Agent, or if the Shares are being tendered pursuant to the procedures for book-entry transfer as set forth in Section 3 of the Offer to Purchase or through ATOP unless, in the case of Shares held or transferred in book-entry form or through ATOP, an Agent’s Message is being delivered to the Depositary in lieu of this Letter of Transmittal. Payment for Shares accepted for payment pursuant to the Offer will in all cases only be made after timely receipt by the Depositary of (i) to the extent the Shares are not already held with the Depositary, Share Certificates or a Book-Entry Confirmation of a book-entry transfer of such Shares into the Depositary’s account at DTC pursuant to the procedures set forth in Section 3 of the Offer to Purchase, (ii) this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer or a tender through DTC’s ATOP, an Agent’s Message in lieu of this Letter of Transmittal) and (iii) any other documents required by this Letter of Transmittal or the Depositary, in each case prior to the Expiration Date.
The term “Agent’s Message” means a message transmitted through electronic means by DTC in accordance with the normal procedures of DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, that states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that Merger Sub may enforce such agreement against such participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office.
THE METHOD OF DELIVERY OF THE SHARES (OR SHARE CERTIFICATES, IF ANY), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF THE SHARES (OR SHARE CERTIFICATES, IF ANY), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS WILL BE DEEMED MADE, AND RISK OF LOSS THEREOF SHALL PASS, ONLY WHEN THEY ARE ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES, BY BOOK-ENTRY CONFIRMATION WITH RESPECT TO SUCH SHARES). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE SHARES (OR ANY SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO THE EXPIRATION DATE.
No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.
3. Inadequate Space. If the space provided on the cover page to this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, stockholders should contact the Transfer Agent by phone at (303) 262-0702 to arrange to have such Share Certificate divided into separate Share Certificates representing the number of Shares to be tendered and the number of Shares to not be tendered. The stockholder should then tender the Share Certificate representing the number of Shares to be tendered as set forth in this Letter of Transmittal. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered.
5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the holder(s) of record of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.
If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.
If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Merger Sub of their authority so to act must be submitted with this Letter of Transmittal.
If this Letter of Transmittal is signed by the holder(s) of record of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the holder(s) of record, in which case the Share Certificates representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the holder(s) of record appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.
If this Letter of Transmittal is signed by a person other than the holder(s) of record of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the holder(s) of record appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.
6. Transfer Taxes. Except as otherwise provided in this Instruction 6, all transfer taxes with respect to the transfer and sale of Shares contemplated hereby shall be paid or caused to be paid by Merger Sub. If payment of the Offer Price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not validly tendered or accepted for payment are to be registered in the name of, any person other than the holder(s) of record or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the holder(s) of record or such person) payable on account of the transfer to such person will need to be paid by such holder unless such holder establishes to the satisfaction of Parent that such transfer taxes have been paid or are not required to be paid.
7. Special Payment and Delivery Instructions. If a check for the Closing Amount of any Shares purchased or any future check for any payment made pursuant to the CVRs is to be issued, and/or Share Certificates representing Shares not validly tendered or not accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal must be completed.
8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to D.F. King & Co., Inc. (the “Information Agent”) at its address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other materials related to the Offer may be obtained at no cost to stockholders from the Information Agent. Additionally, copies of the Offer to Purchase, this Letter of Transmittal and any other materials related to the Offer are available free of charge at www.sec.gov. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance.

9. U.S. Federal Backup Withholding. Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders (or other payees) pursuant to the Offer, as applicable. To avoid such backup withholding, each tendering stockholder (or other payee) that is or is treated as a U.S. person (for U.S. federal income tax purposes) and that does not otherwise establish an exemption from U.S. federal backup withholding should complete and return the attached Internal Revenue Service (“IRS”) Form W-9, certifying that such stockholder (or other payee) is a U.S. person, that the taxpayer identification number (“TIN”) provided is correct and that such stockholder (or other payee) is not subject to backup withholding.
Certain stockholders and other payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should indicate their exempt status on IRS Form W-9. A tendering stockholder (or other payee) who is a foreign individual or a foreign entity should complete, sign and submit to the Depositary the appropriate IRS Form W-8. The appropriate IRS Form W-8 may be downloaded from the IRS’s website at the following address: www.irs.gov. Failure to complete the IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer.
Tendering stockholders (or other payees) should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.
NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 (OR APPROPRIATE IRS FORM W-8, AS APPLICABLE) MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. NOTWITHSTANDING THE FOREGOING, OTHER WITHHOLDING TAXES MAY APPLY ON PAYMENTS TO PAYEES THAT ARE NOT U.S. PERSONS. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.
10. Lost, Stolen or Destroyed Share Certificates. If any Share Certificate has been lost, stolen or destroyed, you should contact the Transfer Agent by phone at (303) 262-0702 regarding the requirements for replacement. In the event that any Share Certificate has been lost, stolen or destroyed, upon the holder’s delivery of an affidavit of loss to the Depositary (and, if required by Parent or the Depositary, the posting by such holder of a bond in customary amount and upon such terms as may be reasonably required by Parent or the Depositary as indemnity against any claim that may be made against it or SoundThinking with respect to such Share Certificate), Parent shall cause the Depositary to deliver as consideration for the lost, stolen or destroyed Share Certificate the applicable right to receive the Offer Price from Merger Sub payable in respect of the Shares represented by such Share Certificate, without interest and less any applicable tax withholding. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Share Certificates have been followed.
11. Waiver of Conditions. Merger Sub and Parent expressly reserve the right to, at any time, (a) increase the amount of cash constituting the Closing Amount or amend the terms of the CVRs or the CVR Agreement to increase the Milestone Payment Amount (as defined in the Merger Agreement); (b) waive any Offer Condition (as defined in the Offer to Purchase), to the extent permitted under applicable law; and (c) make any other changes to the terms and conditions of the Offer not inconsistent with the terms of the Merger Agreement, except that SoundThinking’s prior written consent is required for Merger Sub and Parent to:
(i) decrease the Closing Amount or decrease the Milestone Payment Amount (other than an adjustment made pursuant to Section 1.1(g) of the Merger Agreement);
(ii) change the form of consideration payable in the Offer (provided that nothing in the Merger Agreement shall limit the ability of Parent and Merger Sub to increase the cash consideration payable in the Offer);
(iii) decrease the maximum number of Shares sought to be purchased in the Offer;
(iv) impose additional conditions to the Offer other than the Offer Conditions;
(v) amend, modify or waive the Minimum Condition (as defined in the Offer to Purchase);
(vi) amend, modify or supplement any of the Offer Conditions in a manner that adversely affects any holder of Shares in its capacity as such;
(vii) withdraw or terminate the Offer or extend or otherwise change the Expiration Date, in each case, except as otherwise required or expressly permitted by the Merger Agreement; or

(viii) provide any “subsequent offering period” (or any extension thereof) within the meaning of Rule 14d-11 promulgated under the Exchange Act.
12. Determination of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Merger Sub, in Merger Sub’s sole discretion, which determination will be final and binding on all parties, subject to the rights of holders of Shares to challenge such determination with respect to their Shares in a court of competent jurisdiction and any subsequent judgment of any such court. Merger Sub reserves the absolute right to reject any and all tenders determined by Merger Sub not to be in proper form or the acceptance for payment of which may, in Merger Sub’s opinion, be unlawful. Merger Sub also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to Merger Sub’s satisfaction. None of Merger Sub, Parent or any of their respective affiliates or assigns, the Depositary, the Information Agent or any other person will be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Subject to the terms of the Merger Agreement and the rights of holders of Shares to challenge any interpretation with respect to their Shares in a court of competent jurisdiction and any subsequent judgment of any such court, Merger Sub’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding.
IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.
IMPORTANT TAX INFORMATION
THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY. NEITHER PARENT, MERGER SUB, SOUNDTHINKING NOR ANY OF THEIR RESPECTIVE AFFILIATES UNDERTAKES ANY RESPONSIBILITY TO PROVIDE LEGAL, FINANCIAL OR TAX ADVICE TO SOUNDTHINKING STOCKHOLDERS IN CONNECTION WITH THE TRANSACTION. THIS NOTICE DOES NOT ADDRESS THE TAX CONSEQUENCES OF THE TRANSACTION TO NON-U.S. STOCKHOLDERS, EXCEPT AS OTHERWISE EXPLICITLY SET FORTH HEREIN.
Under U.S. federal income tax law, a stockholder that is a non-exempt U.S. person (for U.S. federal income tax purposes) whose tendered Shares are accepted for payment, or whose Shares are converted in the transaction, is required by law to provide the Depositary (as payer) with such stockholder’s correct Taxpayer Identification Number (“TIN”) on Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the IRS and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer, or converted in the transaction, may be subject to backup withholding.
Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholders must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status, on a properly completed Form W-8BEN, or successor form. Such statements can be obtained from the Depositary.
If backup withholding applies, the Depositary is required to withhold 24% of any payments of the purchase price made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.
Each stockholder is strongly urged to consult its own tax advisor with respect to the specific tax consequences of the transaction to such stockholder, taking into account its own particular circumstances. Non-U.S. stockholders are subject to complex rules regarding their sale of Shares and should consult with their own tax advisors with respect to specific consequences of the transaction to such stockholder, including the application and effect of U.S. federal, state and local, non-U.S. and other tax laws.

Form W-9
To prevent backup withholding on payments that are made to a U.S. stockholder with respect to Shares purchased pursuant to the Offer or converted in the transaction, as applicable, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a U.S. person.
Failure to complete Form W-9 will not, by itself, cause the Share Certificates to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the transaction. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.
What Number to Give the Depositary
Each U.S. stockholder is generally required to give the Depositary its social security number or employer identification number. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in Part I, sign and date the Form W-9. Notwithstanding that “Applied For” is written in Part I, the Depositary will withhold 24% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering stockholder if a TIN is provided to the Depositary within 60 days. We note that your Form W-9, including your TIN, may be transferred from the Depositary to the Paying Agent in certain circumstances.
Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary.

Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . ____

Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ____

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ____

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ____

(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person** **Date**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X Form **W-9** (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page **2**

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid).
- Form 1099-DIV (dividends, including those from stocks or mutual funds).
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).
- Form 1099-NEC (nonemployee compensation).
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).
- Form 1099-S (proceeds from real estate transactions).
- Form 1099-K (merchant card and third-party network transactions).
- Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).
- Form 1099-C (canceled debt).
- Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled-out form*" above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	**THEN the payment is exempt for . . .**
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

The Depositary for the Offer to Purchase is:

If delivering by express mail, courier, or other expedited service:	By mail:

Equiniti Trust Company, LLC 1110 Centre Pointe Curve Suite # 101 Mendota Heights, MN 55120 Attn: Onbase - Reorganization Department	Equiniti Trust Company, LLC Operations Center Attn: Onbase - Reorganization Department 1110 Centre Pointe Curve Suite # 101 Mendota Heights, MN 55120

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.
Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and any other materials relating to the Offer may be obtained at no cost to stockholders from the Information Agent. In addition, copies of the Offer to Purchase, this Letter of Transmittal and any other materials relating to the Offer that have been filed with the SEC may be obtained free of charge on the SEC’s website at www.sec.gov. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:

D.F. King & Co., Inc.
28 Liberty Street, 53rd Floor
New York, New York 10005
Banks and brokers, please call: (646) 856-8002
All others, please call toll-free: (800) 949-2583
Email: SSTI@dfking.com